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                                                                 EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 21, 2001 relating to the consolidated financial statements of HealthExtras, which appears in HealthExtra's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                  /s/ PRICEWATERHOUSECOOPERS LLP

McLean Virginia

October 29, 2001